UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

        Date of Report (Date of Earliest Event Reported): March 22, 2004

                                 XENICENT, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 North Carolina
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                 (State or Other Jurisdiction of Incorporation)

                                    333-52472
                                    ---------
                            (Commission File Number)

                                   36-4344865
                                   ----------
                      (I.R.S. Employer Identification No.)

                    18 Brookmont Drive, Wilbraham, MA  01095
              -----------------------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)

                                 (413) 599-0005
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


This Current Report on Form 8-K is filed by Xenicent, Inc., a North Carolina corporation (the "Registrant"), in connection with the items described below.

ITEM  1.  CHANGES IN CONTROL OF THE REGISTRANT.

Not Applicable.

ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.

ITEM  3.  BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.

ITEM  4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.

ITEM  5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

THE LETTER OF INTENT WITH PING CHUN

     On March 22, 2004, the Registrant executed a Letter of Intent between and among the Registrant, Duane Bennett and Harbin Ping Chun Yao Ye Gu Fen You Xian Gong Si, a corporation organized and existing under the laws of the Peoples' Republic of China ("Ping Chun"), which contem-plates a plan of exchange pursuant to which the Registrant will issue 70,000,000 new investment shares of common stock to the shareholders of Ping Chun in exchange for all of their shares of capital stock of Ping Chun. As a result of the exchange transaction, Ping Chun will become a wholly-owned subsidiary of the Registrant, and the Ping Chun Shareholders will control approximately 96% of the issued and outstanding shares of the Registrant. As part of the transaction, the Registrant will agree to change its corporate name and stock ticker symbol prior to the closing. A copy of the Letter of Intent is attached hereto as Exhibit 10.1, and all references thereto contained herein are qualified in their entirety to the text of the attached Letter of Intent.

     The Letter of Intent states that it sets forth the terms and conditions upon which the Registrant and its Board of Directors and shareholders will enter into a definitive Plan of Exchange with Ping Chun. There are no guarantees that negotiations will lead to the execution of such a definitive Plan of Exchange, or that if a Plan of Exchange is executed, the conditions of closing for either party thereunder will be met and the exchange transaction will be consummated.

A CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THE LETTER OF INTENT, IF IT OCCURS, WILL RESULT IN A CHANGE OF CONTROL OF THE REGISTRANT AS DEFINED UNDER APPLICABLE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION.

THE  REVERSE  STOCK  SPLIT

     In connection with the proposed Plan of Exchange and the reorganization contemplated thereby, the Board of Directors of the Registrant on March 30, 2004, adopted a resolution approving a five to one reverse split of our Common Stock to holders of record as of April 15, 2004. The reverse stock split combines our outstanding Common Stock on the basis of 5 outstanding shares being combined into 1 outstanding share. Each shareholder's percentage ownership in the Registrant (and relative voting power) will remain essentially unchanged as a result of the reverse stock split.

     The resolution provides that fractional shares will be rounded up so that no shareholder will be cashed out. The reverse stock split does not require shareholder approval under applicable North Carolina law.

Reasons For The Reverse Stock Split.
------------------------------------

     The Board of Directors believes that the reverse stock split will make our capital structure more attractive to potential investors, merger candidates, acquirors or joint venture candidates. It also provides us with greater flexibility in structuring financings and pursuing other corporate opportunities.

     The proposed Plan of Exchange is one such corporate opportunity that could be facilitated by our reverse stock split. In connection with the Plan of Exchange, the Registrant intends to issue new shares of common stock to the shareholders of Ping Chun, and a reverse stock split effected prior to such issuance could increase the voting power of such newly issued shares. This would be attractive to a merger candidate such as Ping Chun, whose shareholders will receive a control block of shares of our common stock if the exchange transaction is consummated. However, it is important to emphasize that the Letter of Intent which contemplates a Plan of Exchange between the Registrant and Ping Chun is not conditioned on our adopting this reverse stock split. The Board of Directors deems this action to be advisable for, and in the best interests of, the Registrant, and would have authorized the 5 to 1 reverse stock split even if Ping Chun had not proposed the Plan of Exchange.

Certain Effects of the Reverse Stock Split.
-------------------------------------------

     Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. In addition, fractional shares shall be rounded up to the next whole share. Consummation of the reverse stock split will not change the number of shares of Common Stock authorized by the Registrant's Articles of Incorporation or the par value of each share of Common Stock. The reverse stock split will not materially affect a stockholder's percentage ownership interest in the Registrant or proportional voting power, except for minor differences resulting from fractional shares having been rounded up to the next whole share.

     Shares of Common Stock issued pursuant to the reverse split will be fully paid and non-assessable. The relative voting and other rights of holders of the Common Stock will not be altered by the reverse split, and each share of Common Stock will continue to entitle its owner to one vote. The reverse stock split will not give rise to rights of appraisal or dissenters' rights under North Carolina law.

     No fractional shares will be issued in connection with the reverse split. Instead, fractional shares will be rounded up and one whole share will be issued. We expect that most shareholders will receive one additional share of Common Stock, but we do not anticipate that this will materially affect any shareholder's proportional interest. We do not anticipate that the reverse split will result in any material reduction in the number of holders of Common Stock.

     The reverse split may result in some shareholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in round lots of even multiples of 100 shares.

     The reverse split will not affect the Company's stockholders' equity as reflected on our financial statements, except to change the number of issued and outstanding shares of Common Stock. The reverse split will not have any effect on the par value of the Common Stock.

Effective Date of the Reverse Stock Split.
------------------------------------------

     The reverse split will be authorized immediately and will become effective for holders of record of the shares of Common Stock as of April 15, 2004 upon our receipt of regulatory approval from the National Association of Securities Dealers, Inc. Upon regulatory notification, all of our outstanding Common Stock will be converted into new Common Stock in accordance with the reverse split ratio described above. After the reverse split is effective, certificates representing shares of pre-reverse split Common Stock will be deemed to represent only the right to receive the appropriate number of shares of post-reverse split Common Stock.

No Exchange of Certificates.
----------------------------

     Shareholders will not be asked to exchange certificates at this time; however, they are entitled to do so after the reverse split takes place if they wish by contacting our transfer agent. Otherwise, certificates representing pre-reverse split shares will changed for certificates reflecting post-split shares at the first time they are presented to the transfer agent for transfer.

Right to Abandon Reverse Stock Split.
-------------------------------------

     Although we do not anticipate doing so, we may abandon the proposed reverse stock split at any time prior to its effectiveness if our Board of Directors deems it advisable to do so. Any decision as to the appropriateness of the reverse split will be made solely by our Board of Directors and will depend upon numerous factors including the future trading price of our stock, the growth and development of our business and our financial condition and results of operations.

ITEM  6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not Applicable.

ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Not Applicable.

ITEM  8.  CHANGE IN FISCAL YEAR.

Not Applicable.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           XENICENT, INC.


April 2, 2004                         By:  /s/ Duane C. Bennett
                                           --------------------
                                           Duane C. Bennett
                                           President and Chief
                                           Executive Officer


                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------

10.1        Letter of Intent, dated March 22, 2004